AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

CONTRACT ID CODE D0-C9(U)

PAGE 1 OF 9 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO	5. PROJECT NO. *(if applicable)*
P00002	SEE BLOCK 16C	07PR06497-02/03	N.A.

6. ISSUED BY CODE N00014

OFFICE OF NAVAL RESEARCH
ONR 254: Tracy Marcinowski (CACI) (703) 696-6804
875 NORTH RANDOLPH ST
ARLINGTON VA 22203-1995

7. ADMINISTERED BY *(if other than item 6)* CODE S3915A SCD-C

DCM PHILADELPHIA
PO BOX 11427
700 ROBBINS AVENUE BLDG 4A
PHILADELPHIA, PA 19111-0427

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

OCEAN POWER TECHNOLOGIES, INC.
1590 REED ROAD
PENNINGTON, NJ 08534

CODE 04EP7 FACILITY CODE

(3)

☐ 9.A. AMENDMENT OF SOLICITATION NO. N.A.

9B. DATED (SEE ITEM 11)

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO. N00014-05-C-0384

10B. DATED (SEE ITEM 13) 20 Sep 2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA *(if required)*

SEE THE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

(3)

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO *(Specify Authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐ C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

☒ D. OTHER *(Specify type of modification and authority)*
Mutual Agreement of Parties in accordance with FAR 43.103(a)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to provide for additional costs for a cost growth and to increase the costs and fixed fee for expansion items under Contract Number N00014-05-C-0384 as well as incorporate CDRLs for CLIN 0001, 0002, 0003 and 0004.

See Page 2

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
Charles F. Dunleavy Chief Financial Officer		Wade Wargo Contracting Officer	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/Charles F. Dunleavy	9/25/07	BY /s/Wade Wargo	9/26/2007
(Signature of person authorized to sign)		*(Signature of Contracting Officer)*	

SN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE
NAVOCNR OVERPRINT (3-88)

30-105

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Effective as of the date of this modification:

1)	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheet(s).

2)	Revise SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS to incorporate the expansion effort for CLIN 0002, the cost growth for CLIN 0001, and to add the tasks for CLIN 0003 and CLIN 0004 and to provide funding for all CLINs under ACRN AB and AC as follows:

				TOTAL
				ESTIMATED
ITEM		ESTIMATED	FIXED	COST & FIXED
NO.	SUPPLIES/SERVICES	COST	FEE	FEE
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$3,222,246	$158,457	$3,380,703
	000101 ACRN AA: $2,799,405
	000102 ACRN AB: $581,298
0002	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$326,173	$19,570	$345,743
	000201 ACRN AB: $197,296
	000202 ACRN AC: $148,447
0003	Task 4.2A—Data Collection and Control Back-up Equipment in support of CLINs 0001 and 0002. The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$90,761	$5,446	$96,207 NTE
	000301 ACRN AC: $96,207
0004	Task 7.0—Authorized Maintenance and Repairs in support of CLINs 0001 and 0002. The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$281,365	$16,882	$298,247 NTE
	000401 ACRN AC: $298,247
TOTAL ESTIMATED CONTRACT CONSIDERATION:		$3,920,545	$200,355	$4,120,900
3)	SECTION C— DESCRIPTION/SPECIFICATIONS/WORK STATEMENT is hereby revised to read as follows:
1.	The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2.	The Contractor shall conduct the research effort under CLIN 0001, submitted under Topic Number N95-074, in accordance with Attachment Number 1, entitled “Statement of Work” and supplemented by Attachment 4, entitled “Statement of Work P00002”.

3.	The Contractor shall conduct the research effort under CLIN 0002, submitted under Topic Number N95-074, in accordance with Attachment Number 1, entitled “Statement of Work” and supplemented by Attachment 4, entitled “Statement of Work P00002”.

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 2

4.	The Contractor shall conduct the research effort under CLIN 0003 in accordance with Attachment Number 4, entitled “Statement of Work P00002”.

5.	The Contractor shall conduct the research effort under CLIN 0004 in accordance with Attachment Number 4, entitled “Statement of Work P00002”.
4)	SECTION F— DELIVERIES OR PERFORMANCE Paragraph 1 is hereby revised to read as follows:
a.	The research effort to be performed under CLIN 0001 shall be conducted from contract award through 31 May 2008.

b.	The research effort to be performed under CLIN 0002 shall be conducted from contract award through 31 May 2008.

c.	The research effort to be performed under CLIN 0003 shall be conducted from contract award through 31 May 2008.

d.	The research effort to be performed under CLIN 0004 shall be conducted from contract award through 31 May 2008.
5)	SECTION G — CONTRACT ADMINISTRATION DATA, paragraph 2(a), entitled “Procuring Office Representatives”, is revised as follows:

“Contract Negotiator — Tracy M. Marcinowski (CACI), ONR 0254, (703) 696-6804, DSN 426-6804, E-mail Address: tracy.marcinowski@navy.mil

6)	SECTION I, CONTRACT CLAUSES (August 29, 2005) is deleted and replaced with the following:
a.	Section I — Contract Clauses (July 27, 2007)
Cost-Plus-Fixed Fee (SBIR-STTR phase II/III) (July 27, 2007)
*	Applies when contract action exceeds $10,000

**	Applies when contract action exceeds $100,000

+	Applies when contract action exceeds $550,000

++	Applies when contract action exceeds $550,000 and subcontracting possibilities exist. Small Business Exempt.

x	(DD 250)
All clauses in the Section (A) Tables are required clauses and are applicable, or are applicable at the specified thresholds as designated in accordance with the legend listed above.
(A)	FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/
I.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (JUL 2004)
**	FAR 52.203-3	Gratuities (APR 1984)
**	FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)
**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 3

**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (SEP 2005)
**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
	FAR 52.204-7	Central Contractor Registration (JUL 2006)
	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
**	FAR 52.215-2	Audit and Records — Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other non-profit organizations.)
	FAR 52.215-8	Order of Precedence — Uniform Contract Format (OCT 1997)
+	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The provisions of this Clause have been waived by a joint Determination and Findings for the prime contractor only. The clause is applicable to subcontracts over $550,000.)
+	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)
**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)
+	FAR 52.215-15	Pension Adjustments and Asset Reversions (OCT 2004)
	FAR 52.215-17	Waiver of Facilities Capital Cost of Money(OCT 1997)
+	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (JUL 2005)
+	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
	FAR 52.216-7	Allowable Cost and Payment (DEC 2002)
	FAR 52.216-8	Fixed Fee (MAR 1997)
**	FAR 52.219-4	Notice of Price Evaluation Preference for HUB zone Small Business Concerns (JUL 2005)
	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003)
**	FAR 52.219-8	Utilization of Small Business Concerns (MAY 2004)
++	FAR 52.219-9	Small Business Subcontracting Plan (JUL 2005)
**	FAR 52.219-14	Limitations on Subcontracting (DEC 1996)
++	FAR 52.219-16	Liquidated Damages — Subcontracting Plan (JAN 1999)
*	FAR 52.219-28	Post-Award Small Business Program Representation (JUN 2007)
	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
**	FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)
	FAR 52.222-3	Convict Labor (JUN 2003) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
**	FAR 52.222-4	Contract Work Hours and Safety Standards Act — Overtime Compensation (JUL 2005)
	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)
	FAR 52.222-26	Equal Opportunity (MAR 2007)
*	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)
*	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 4

*	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era , and Other Eligible Veterans (SEP 2006)
**	FAR 52.223-14	Toxic Chemical Release Reporting (AUG 2003)
	FAR 52.225-13	Restrictions on Certain Foreign Purchases (FEB 2006)
**	FAR 52.227-1	Authorization and Consent (JUL 1995) and Alternate I (APR 1984)
**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
	FAR 52.227-14	Rights in Data — General (Jun 1987)
	FAR 52.227-20	Rights in Data — SBIR Program (MAR 1994)
	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)
	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
**	FAR 52.232-17	Interest (JUN 1996)
	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
	FAR 52.232-25	Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Use Alternate I when awarding a cost reimbursement contract for services]
	FAR 52.232-33	Payment by Electronic Funds Transfer — Central Contractor Registration (OCT 2003)
	FAR 52.233-1	Disputes (JULY 2002)
	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
+	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)
	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
**	FAR 52.242-13	Bankruptcy (JUL 1995)
	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
	FAR 52.243-2	Changes — Cost-Reimbursement (Aug. 1987) and Alternate V (APR 1984)
	FAR 52.244-2	Subcontracts (MAY 2005) and Alternate I (JAN 2006)
**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)
	FAR 52.244-6	Subcontracts for Commercial Items (FEB 2006)
	FAR 52.246-9	Inspection of Research and Development (Short Form) (Apr 1984)
	FAR 52.246-23	Limitation of Liability (FEB 1997)
**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (FEB 2006)
	FAR 52.249-6	Termination (Cost-Reimbursement) (May 2004)
	FAR 52.249-14	Excusable Delays (APR 1984)
	FAR 52.251-1	Government Supply Sources (APR 1984)
	FAR 52.253-1	Computer Generated Forms (JAN 1991)
II.	DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (DEC 2004)
	DFARS 252.204-7003	Control of Government Work Product (APR 1992)
	DFARS 252.204-7004	Alternate A (NOV 2003)

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 5

**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (MAR 1998)
+	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
	DFARS 252.215-7003	Excessive Pass-Through Charges (APR 2007)
++	DFARS 252.219-7003	Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts) (APR 2007)
	DFARS 252.225-7004	Reporting of Contract Performance Outside the United States and Canada-Submission After Award (JUN 2005)
**	DFARS 252.225-7012	Preference for Certain Domestic (JAN 2007)
	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)
	DFARS 252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004)
	DFARS 252.227-7016	Rights In Bid Or Proposal Information (JUN 1995)
	DFARS 252-227-7017	Identification And Assertion Of Use, Release, Or Disclosure Restrictions (JUN 1995)
	DFARS 252.227-7018	Rights In Noncommercial Technical Data And Computer Software-Small Business Innovation Research (SBIR) Program (JUN 1995)
	DFARS 252.227-7019	Validation Of Asserted Restrictions-Computer Software (JUN 1995)
	DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
	DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)
	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
	DFARS 252.232-7003	Electronic Submissions of Payment Requests (MAR 2007)
	DFARS 252.235-7002	Animal Welfare (DEC 1991)
	DFARS 252.235-7010	Acknowledgement of Support and Disclaimer (MAY 1995)
	DFARS 252.235-7011	Final Scientific or Technical Report (NOV 2004)
**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
	DFARS 252.245-7001	Reports of Government Property (MAY 1994)
**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAY 2002)
	DFARS 252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)
	DFARS 252.251-7000	Ordering from Government Supply Sources (NOV 2004)
(B)	ADDITIONAL FAR AND DFARS CLAUSES
     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 6

X	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JAN 2005) (Applicable to contracts exceeding $25,000 in value.)
X	FAR 52.215-16	Facilities Capital Cost of Money (Jun 2003) (Applicable in solicitations expected to result in contracts that are subject to the cost principles for contracts with commercial organizations)
X	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (Use if FAR52.215-16 is not applicable)
X	FAR 52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications)
	FAR 52.217-9	Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert “period of time” and “number of days”; and in paragraph (c), insert “month and years”) (Applicable if contract contains line item(s) for option(s))
	FAR 52.219-3	Notice of Total HUB Zone Set-Aside (JAN 1999)
	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
X	FAR 52.222-50	Combating Trafficking in Persons (APR 2006)(DEVIATION)(Universities and Non-Profit R&D entities exempted per ASN(RD&A) deviation of Jan 07)
X	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (AUG 2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
	FAR 52.227-10	Filing of Patent Applications — Classified Subject Matter (APR 1984)
X	FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form) (Jun 1997)( Applicable if contractor is a small business or a non profit organization.
X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)
	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)
	FAR 52.239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)
X	FAR 52.245-1	Government Property (JUN 2007)
X	FAR 52.245-9	Uses and Charges (JUN 2007)
	FAR 52.246-08	Inspection of Research and Development — Cost Reimbursement (MAY 2001) (Use instead of FAR 52.246-09 (Inspection of Research and Development — Short Form) (APR 84) when the primary objective of the contract is the delivery of end items other than designs, drawings and reports.)

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 7

	DFARS 252.203-7002	Display of DoD Hotline Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)
	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)
	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)
X	DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $1,000,000 or when any modification increases total contract amount to more than $1,000,000)
	DFARS 252.211-7003	Item Identification and Valuation (JUN 2005) (Applicable if the contract includes deliverable items (1) with a unit cost of $5000 or more or (2) that will be serially managed or controlled inventory.)
X	DFARS 252.215-7002	Cost Estimating System requirements (OCT 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.
X	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)
DFARS 252.225-7001	Buy American Act and Balance of Payments Program (JUN 2005) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at
252.225-7007, 252.225-7021, or 252.225-7036.)
	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (APR 2003) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)
	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (MAR 2006) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)
X	DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software — Small Business Innovation Research (SBIR) Program (JUN 195) (Also applies to STTR programs)
	DFARS 252.227-7025	Limitations On The Use Or Disclosure Of Government-Furnished Information Marked With Restrictive Legends (JUN 1995) (Applicable when the Government will provide the contractor, for the performance of its contract, technical data, including software marked with another contractor’s restrictive legend(s))

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 8

X	DFARS 252.227-7034	Patents—Subcontracts (APR 1984) [Applicable to contracts containing FAR 52.227-11, Patent Rights—Retention by the Contractor (Short Form)]
X	DFARS 252.227-7039	Patents—Reporting Of Subject Inventions (APR 1990) [Applicable to contracts containing FAR 52.227-11, Patent Rights—Retention by the Contractor (Short Form)]
X	DFARS 252.235-7010	Acknowledgement of Support and Disclaimer (MAY 1995)
X	DFARS 252.246-7000	Material Inspection and Receiving Report (MAR 2003)
7)	SECTION J—List of Attachments is hereby revised as follows:
a.	Paragraph 1 is hereby deleted in its entirety and replaced as follows:
1.	Exhibit A entitled “Contract Data Requirements List” (DD Form 1423) — 15 pages with Enclosure Number 1, entitled “Contract Data Requirements List—Instructions for Distribution.”

2.	CDRLs A005 through A009 have been completed and are no longer necessary and are hereby incorporated for informational purposes only.
b.	5. Attachment Number 4, entitled, “Statement of Work-P00002” — 2 pages is incorporated into the contract.
8)	SECTION K—REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS is hereby revised as follows:

1. The Contractor’s ORCA validation dated from: 2 Mar 07 to: 2 Mar 08 is hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 17 September 2007 are hereby incorporated by reference.

9)	This modification increases the Estimated Cost of the contract by $1,279,597, the Fixed Fee by $41,898, and the Total Estimated Cost & Fixed Fee by $1,321,495. The total funded amount available on this contract is $4,120,900. All other terms and conditions remain unchanged.

Contract Number N00014-05-C-0384
Modification Number P00002	PAGE 9

Attachment 4, “Statement of Work — P00002”
Statement of Work (SoW) for Contract N00014-05-C-0384
Modification P00002
September 19, 2007
CLIN 0001 (Cost Growth Clarifications to Attachment 1)
Task B3-T4.2c. System Procurement and Fabrication: Low-Voltage cable and terminations
OPT will design, procure and build a pod cable management system for the low-voltage (LV) cable section to provide an improved reliability cable, penetrator, connector assembly for one buoys. This effort is supplemental to the work in that contract work statement.
Task B3-T6.0 Program and Technical Management.
OPT will provide program and technical management through the ocean test period and close-out of the contract. The OPT technical manager will provide the overall technical direction for this effort in coordination with the program manager. OPT will provide reports in accordance with the Contract Data Requirements List (CDRL) Items.
Task B3-T7.1 Repair of the FITA sub-sea fiber optic and power connector.
OPT will contract with the Field Installable and Testable Assembly (FITA) manufacturer to provide field support and repair to the sub-sea cable termination.
CLIN 0002
Task B3-T4.2b. System Procurement and Fabrication: Data Collection and Control Equipment Expansion.
OPT will expand the capability of the data collection and control equipment in the MCBH bunker to enhance reliability of data collection, monitoring and remote operation. OPT will also develop and implement software to expand the data collection database to allow one year’s worth of data to be collected and stored.
Task B3-T4.2d. System Procurement and Fabrication: Advanced Mooring Monitor
OPT will procure and install a mooring monitor that provides improved, time response, automated responses to an out-of-watch-circle condition.
Task B3-T5.1b. Monitoring, Data Collection and Analysis for Buoy 3
OPT will support monitoring, data collection and analysis support for Buoy 3 for the second four month period of deployment known as Period 2. Data from Buoy 3 will be collected and entered into OPT’s operational database. Many parameters will be monitored electronically from sensors located throughout the PowerBuoy via the data acquisition system. Data will also be obtained from routine visual inspections of the buoys and mooring components to check for corrosion, marine growth and wear. In addition, data from other sensing devices such as the Acoustic Doppler Current Profiler (ADCP) or other independent wave characteristics monitoring device will be collected.

Contract Number N00014-05-C-0384
Modification Number P00002	Page 1

Task B3-T5.2b. Inspection, Maintenance and Minor Repairs for Buoy 3.
OPT will inspect, maintain & provide minor repairs for Buoy 3 for the second four month period of deployment known as Period 2.
A minor repair is one that at most requires a small vessel with two scuba divers and an engineer for a repair accessible near the buoy’s mast or a land-based equipment replacement. Typical minor repair items may include replacement of the RF antenna or GPS, hydraulic rod joint connection, radar reflector, or navaid light.
OPT will contract as required with an experienced offshore contractor to make routine visual inspections of the buoys, cabling and anchor components to check for corrosion, marine growth and wear, and perform minor repairs or maintenance on the sea-based equipment.
Task B3-T6.0 Program and Technical Management.
OPT will provide program and technical management through the ocean test period and close-out of the contract. The OPT technical manager will provide the overall technical direction for this effort in coordination with the program manager. OPT will provide reports in accordance with the Contract Data Requirements List (CDRL) Items.
CLIN 0003
Task B3-T4.2a. System Procurement and Fabrication: Data Collection and Control Back-up Equipment.
OPT will provide system back-up capability for the data collection and control equipment in the MCBH bunker for system monitoring and to ensure buoy data integrity. Upon direction from the Program Officer, OPT will procure and install the following equipment:
•	Back up power — Uninterruptible Power Supply (UPS)

•	Back up tape drive — for storage of data

•	Cabinet for equipment mounting

•	Antenna and RF Radio Back up

•	System restore switch
CLIN 0004
Task B3-T7.0 Authorized Maintenance/Repairs.
OPT will provide the Navy with engineering and technical services and supplies, as required for authorized maintenance or repair work beyond that covered by other funded tasks. These tasks will be directed by individual Technical Direction letters issued by a designee of the Navy Contracting Officer, either the ONR Program Officer or the NFESC Technical Manager so that timely support of buoy operations will be provided as a result of an unscheduled event.

Contract Number N00014-05-C-0384
Modification Number P00002	Page 2

Exhibit A, "Contract Data Requirements List" (DD Form 1423)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP ___ TM ___ OTHER X

D. SYSTEM ITEM	E. CONTRACT PR NO	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A001	Progress Report	Administrative Progress Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
Contractor Format	SOW Task 7	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	D	MTHLY	28 DAC. See BLK 16
8. APP CODE	See Data Item A015	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
			15th of each month. See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
Admin Contracting Officer (ACO)		LT	
ONR 331		1	1
NFESC 51		1	1
15. TOTAL	0	2	2

16. REMARKS

The first Administrative Progress Report shall be delivered 28 days after award of the contract. Subsequent monthly submittals shall be delivered on the 15th of each month for the previous month's activities.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

Each report shall summarize the following information for the previous months reporting period:

- Actual versus planned resource expenditures, in tabular form.
- Actual versus planned deliverables, showing due and completion dates.
- Resolution of previous problem areas reported on the previous report.
- Any technical, schedule, or cost problems encountered or expected.

If any problems are reported, then the report shall also include the following information:

- Description of problem(s)
- Recommended action(s)
- Resulting impact on contract (if any)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages

Previous editions are obsolete

Page 1 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO. 0001/0002	B. EXHIBIT A	C. CATEGORY TOP ___ TM ___ OTHER X
D. SYSTEM/ITEM Wave Energy Technology Program	E. CONTRACT/PR NO. N00014-05-C-0384	F. CONTRACTOR Ocean Power Technologies, Inc.
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Meeting Agenda	3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.) Contractor Format	5. CONTRACT REFERENCE SOW Task 7	6. REQUIRING OFFICE ONR 331

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED D See Data Item A015	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION See BLK 16
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO		LT	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

The Contractor shall prepare and deliver a Draft Meeting Agenda to the Government at least 10 working days prior to each Review Meeting. The agenda shall be prepared in Contractor format and shall indicate each topic proposed for discussion as well as the time allocated for each topic. Government comments will be returned to the contractor 5 working days prior to the meeting. The contractor shall incorporate the government comments and present a Final Agenda at the beginning of each meeting.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages

Previous editions are obsolete

Page 2 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO: 0001 0002	B. EXHIBIT: A	C. CATEGORY: TOP ___ TM ___ OTHER X	
D. SYSTEM ITEM: Wave Energy Technology Program	E. CONTRACT PR NO: N00014-05-C-0384	F. CONTRACTOR: Ocean Power Technologies, Inc.	
1. DATA ITEM NO.: A003	2. TITLE OF DATA ITEM: Meeting Minutes	3. SUBTITLE:	
4. AUTHORITY (Data Acquisition Document No.): Contractor Format	5. CONTRACT REFERENCE: SOW Task 7	6. REQUIRING OFFICE: ONR 331	
7. DD 250 REQ: LT	9. DIST STATEMENT REQUIRED: D (See Data Item A015)	10. FREQUENCY: ASREQ	12. DATE OF FIRST SUBMISSION: 7 days after meeting
8. APP CODE:		11. AS OF DATE:	13. DATE OF SUBSEQUENT SUBMISSION: See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO		LT	
ONR 331		1	1
NFESC 51		1	1
15. TOTAL	0	2	2

16. REMARKS

Meeting Minutes shall be submitted in Contractor format within 7 days after each Review Meeting.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the meeting, and the location.

Meeting Minutes shall summarize all topics discussed and shall include resolution of any technical issues. The Minutes shall include an appendix presenting a list of Action Items, person or organization responsible for completing the task as well as the agreed completion date. The Minutes shall include a list of attendees by name, rank or position, activity, and phone number

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90
Pages

Previous editions are obsolete

Page 3 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO.: 0001 0002

B. EXHIBIT: A

C. CATEGORY: TDP [ ] TM [ ] OTHER [X]

D. SYSTEM ITEM: Wave Energy Technology Program

E. CONTRACT PR NO.: N00014-05-C-0384

F. CONTRACTOR: Ocean Power Technologies, Inc.

1. DATA ITEM NO: A004

2. TITLE OF DATA ITEM: Presentation Material

3. SUBTITLE:

4. AUTHORITY (Data Acquisition Document No.):

5. CONTRACT REFERENCE: SOW Task 7

6. REQUIRING OFFICE: ONR 331

7. DD 250 REQ: LT

8. APP CODE:

9. DIST STATEMENT REQUIRED: D — See Data Item A015

10. FREQUENCY: ASREQ

11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: See BLK 16

13. DATE OF SUBSEQUENT SUBMISSION: See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO		LT	
ONR 331		1	1
NFESC 51		1	1
15. TOTAL	0	2	2

16. REMARKS

The Contractor shall provide a set of all audio/visual material used during each Review Meeting at the conclusion of the presentation.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic (reproducible) copies of audio/visual material shall be compatible with Microsoft PowerPoint 2000. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

G. PREPARED BY:

H. DATE:

I. APPROVED BY: P. Furman

J. DATE: 17 May 2006

DD Form 1423-2, JUN 90
Pages

Previous editions are obsolete

Page 4 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503

Field	Entry
A. CONTRACT LINE ITEM NO.	0001 0002
B. EXHIBIT	A
C. CATEGORY	TOP [ ] TM [ ] OTHER [X]
D. SYSTEM ITEM	Wave Energy Technology Program
E. CONTRACT PR NO	N00014-05-C-0384
F. CONTRACTOR	Ocean Power Technologies, Inc.
1. DATA ITEM NO	A005
2. TITLE OF DATA ITEM	Technical Report
3. SUBTITLE	Analysis & Design Approach Report
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	SOW Task 1.0 & 7.0
6. REQUIRING OFFICE	ONR 331
7. DD 250 REQ	DD
8. APP CODE	
9. DIST STATEMENT REQUIRED	D See Data Item A015
10. FREQUENCY	ONE/R
11. AS OF DATE	
12. DATE OF FIRST SUBMISSION	30 days after CDRM See BLK 16
13. DATE OF SUBSEQUENT SUBMISSION	14 DARC

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13)
BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

As a minimum, this report shall summarize numerical and physical modeling requirements, technical approach, and preliminary schedules associated with all technical efforts as part of this contract. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

CDRM – Concept Design Review Meeting
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90
Pages

Previous editions are obsolete

Page 5 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP ___ TM ___ OTHER X

D. SYSTEM ITEM	E. CONTRACT PR NO.	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A005	Technical Report	Analysis & Design Approach Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 1.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	D	ONE/R	30 days after CDRM See BLK 16
8. APP CODE	See Data Item A015	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
			14 DARC

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13)

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

As a minimum, this report shall summarize numerical and physical modeling requirements, technical approach, and preliminary schedules associated with all technical efforts as part of this contract. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

CDRM – Concept Design Review Meeting
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages

Previous editions are obsolete

Page 5 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP ☐ TM ☐ OTHER X

D. SYSTEM ITEM	E. CONTRACT PR NO.	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A007	Technical Report	Scale Model Test Plan

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 1.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD		ONE/R	7 days prior to scale model wave tank test– See BLK 16
8. APP CODE	D See Data Item A015	**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION** 14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13)
BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This report will describe test article(s), expected results, test conditions and instrumentation. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages — Previous editions are obsolete — Page 7 of 14
NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP ___ TM ___ OTHER X

D. SYSTEM ITEM	E. CONTRACT PR NO	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A008	Technical Report	Scale Model Validation Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 1.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD		ONE/R	60 days following scale model wave tank test – See BLK 16
8. APP CODE	D	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
	See Data Item A015		14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13)

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This document will compare numerical and test responses, including associated recommendations relative to additional data collection and/or the numerical model with respect to the buoy structure and mooring systems. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages
Previous editions are obsolete
Page 8 of 14
NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO	B. EXHIBIT	C. CATEGORY
0001-0002	A	TOP ___ TM ___ OTHER X

D. SYSTEM ITEM	E. CONTRACT PR NO	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A009	Technical Report	Buoy Preliminary Design Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 2.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	D	ONE/R	14 DPPDR– See BLK 16
8. APP CODE	See Data Item A015	**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
			14 DARC – See BLK 16

14 DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15 TOTAL	2	2	2

16 REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13)

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This report will contain preliminary designs for all major components- buoy structure, hydraulic and electrical subsystems, data collection, control, instrumentation and mooring components. The report will outline installation, repair, and recovery scenarios and risk analyses. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DPPDR – Calendar days prior to Preliminary Design Review (PDR)
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages — Previous editions are obsolete — Page 9 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington DC 20503

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP [ ] TM [ ] OTHER [X]

D. SYSTEM ITEM	E. CONTRACT PR NO.	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A010	Design Drawings	Buoy Final Design Review Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 3.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	D	ONE/R	14 DPCDR – See BLK 16
8. APP CODE	See Data Item A015	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION: 14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the Design Drawings shall be a draft of the drawings. Government comments on the draft drawings will be returned to the Contractor 14 days prior to the required submission of the Final Design Drawings (see BLK 13) If the Government does not provide comments within the timeframe set forth in the CDRL Item, the report will be deemed to be accepted by the Government.

BLK 13: The second submission of the Design Drawings shall be a final version that incorporates comments from the Government review of the draft drawings.

This report will contain final design information for all system components. Final drawings shall be prepared in sufficient detail and presented in such a form that they could be used by an independent reviewer to support the conclusions and assessment of feasibility presented in the Final Design Report. Drawings and specifications shall be coordinated. The terminology used in specifications and drawings shall be identical. All drawings shall be delivered in electronic form and shall be compatible with either .dxf or .pdf file formats. Electronic files shall be delivered on a medium compatible with a CD ROM or DVD. The electronic drawing files shall be scaled such that when printed they produce size F, 28 x 40 inch full size design drawings

DPFDR – Calendar days prior to Final Design Review (FDR)
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Previous editions are obsolete Page 10 of 14 Pages
NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP [ ] TM [ ] OTHER [X]

D. SYSTEM ITEM	E. CONTRACT-PR NO.	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A011	Technical Report	Full Scale Test Plan

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 7.0 & 4.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	D	ONE/R	30 DPTRR – See BLK 16
8. APP CODE	See Data Item A015	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
			14 DATRR – See BLK 16

14. DISTRIBUTION

ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13) If the Government does not provide comments within the timeframe set forth in the CDRL Item, the report will be deemed to be accepted by the Government.

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This plan will describe procedures, and personnel responsibilities associated with buoy and mooring deployment, electrical and control system implementation and commissioning, start-up phases, system operation and maintenance. It will include all parameters to be monitored while the system is deployed- sea-state conditions, buoy motion, hydrodynamic performance, and power system performance. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DPTRR – Days prior to Test Readiness Review
DATRR – Days after Test Readiness Review

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages — Previous editions are obsolete — Page 11 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503

A. CONTRACT LINE ITEM NO: 0001.0002	B. EXHIBIT: A	C. CATEGORY: TOP [ ] TM [ ] OTHER [X]	
D. SYSTEM ITEM: Wave Energy Technology Program	E. CONTRACT/PR NO.: N00014-05-C-0384	F. CONTRACTOR: Ocean Power Technologies, Inc.	
1. DATA ITEM NO.: A012	2. TITLE OF DATA ITEM: Technical Report	3. SUBTITLE: Full Scale Data Analysis Report	
4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE: SOW Task 5.0 & 7.0	6. REQUIRING OFFICE: ONR 331	
7. DD 250 REQ: DD	9. DIST STATEMENT REQUIRED: D (See Data Item A015)	10. FREQUENCY: ONE/R	12. DATE OF FIRST SUBMISSION: 30 DAOD – See BLK 16
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION: 14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13) If the Government does not provide comments within the timeframe set forth in the CDRL Item, the report will be deemed to be accepted by the Government.

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This report will compare model performance predictions with full-scale test data sets. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DAOD – Days after Operational Data
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90
Pages

Previous editions are obsolete

Page 12 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001 0002	A	TOP [ ] TM [ ] OTHER [X]

D. SYSTEM ITEM	E. CONTRACT PR NO	F. CONTRACTOR
Wave Energy Technology Program	N00014-05-C-0384	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A013	Technical Report	WET Summary Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	SOW Task 5.0 & 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	D	ONE/R	30 DAPOP – See BLK 16
8. APP CODE	See Data Item A015	**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
			14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The first submission of the report shall be a draft of the Technical Report. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13). If the Government does not provide comments within the timeframe set forth in the CDRL Item, the report will be deemed to be accepted by the Government.

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

This report will summarize the technical efforts associated with system design, testing, and operation, including results of at-sea mechanical, electrical, and hydrodynamic performance. The Final Report shall compile all of the design criteria, assumptions, calculations performed, issues, and resolutions addressed during performance of the contract. All calculations shall be presented in a clear and logical order. The calculation sheets shall be fully annotated in such a manner that government design quality assurance engineers can independently review the assumptions, method and calculations. Each calculation sheet shall include: project title, task title, date, engineer's name, and page number. With each submittal, calculations covering the work performed shall be included. The contractor shall also deliver electronic data file(s) of any simulation model calculations or results.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DAPOP – Days after Period of Performance
DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages

Previous editions are obsolete

Page 13 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO 0001 0002	B. EXHIBIT A	C. CATEGORY TDP ___ TM ___ OTHER X
D. SYSTEM ITEM Wave Energy Technology Program	E. CONTRACT PR NO N00014-05-C-0384	F. CONTRACTOR Ocean Power Technologies, Inc.

1. DATA ITEM NO. A014	2. TITLE OF DATA ITEM Administrative Report	3. SUBTITLE Final Program Report
4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE SOW Task 6.0 & 7.0	6. REQUIRING OFFICE ONR 331

7. DD 250 REQ DD	9. DIST STATEMENT REQUIRED D	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION 30 DAPOP – See BLK 16
8. APP CODE	See Data Item A015	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION 14 DARC – See BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final REQ	Final REPRO
ACO	LT	DD	
ONR 331	1	1	1
NFESC 51	1	1	1
15. TOTAL	2	2	2

16. REMARKS

BLK 12: The draft Final Program Report shall be delivered 30 Days after Period of Performance. Government comments on the draft report will be returned to the Contractor 14 days prior to the required submission of the Final Technical Report (see BLK 13). If the Government does not provide comments within the timeframe set forth in the CDRL Item, the report will be deemed to be accepted by the Government.

BLK 13: The second submission of the Technical Report shall be a final version that incorporates comments from the Government review of the draft report.

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

This report will summarize final administrative aspects of the project. This report shall summarize the following information for the Contract period of performance reporting period:

- Actual versus planned resource expenditures, in tabular form.
- Actual versus planned deliverables, showing due and completion dates.
- Resolution of previous problem areas reported on the previous report.
- Any technical, schedule, or cost problems encountered or expected.

If any problems are reported, then the report shall also include the following information:

- Description of problem(s)
- Recommended action(s)

Resulting impact on contract (if any)

The first page shall indicate:

- the title,
- the contractor's name and address,
- the contract number and CDRL number,
- the date of the report, and the period covered by the report.

All copies of this Contract Deliverable shall be provided in electronic format. Electronic copies of reports shall be submitted in one of the following formats: (a) Portable Document Format (.pdf), or (b) Microsoft Word, 2000. All embedded figures and tables in these reports must be compatible with MS-Windows95. All electronic files shall be delivered preferably on a medium compatible with CD ROM or DVD. Electronic copies of smaller items, (less than 1 Megabyte), may be deliverable by E-mail as mutually agreed to by the Contractor and the Government.

DAPOP – Days after Period of Performance

DARC – Calendar days after receipt of comments (from Government)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
		P. Furman	17 May 2006

DD Form 1423-2, JUN 90 Pages

Previous editions are obsolete

Page 14 of 14

NAVOCNR OVERPRINT (1-91)

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0003/0004	A	TDP ____ TM ____ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Wave Energy Technology Prog	N00014-05-C-0384	Ocean Power Technologies Inc

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A0015	Progress Report	Administrative Progress Report

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
Contractor Format	SOW Task 4.2a and 7.0	ONR 331

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD*	D	As Required	*
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES: Draft	Final: Reg	Final: Repro
Admin CO		DD	
ONR 331		1	1
NFESC 51		1	1
15. TOTAL	0	2	2

16. REMARKS

*The contractor shall submit a detailed report to include actual resource expenditures, in tabular form, and description of the work being performed.

* DD 250 is required to be submitted with invoices against CLIN 0003 and 0004.

"DISTRIBUTION D. Distribution authorized to DoD and US DoD contractors only (Critical Technology) (10-APR-2007). Other requests for this document shall be referred to the Office of Naval Research, Paula Furman, Code: 331, 875 N. Randolph St. Arlington, VA 22203-1995."

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES: Draft	Final: Reg	Final: Repro
15. TOTAL			

16. REMARKS

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
MARCINOWSKI.TRACY.M.1034352662	19 Sep 07		

DD FORM 1423-2, AUG 96 PREVIOUS EDITION MAY BE USED. Page ___ of ___ Pages

FINANCIAL ACCOUNTING DATA SHEET — NAVY

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)			3. MOD (CRITICAL)				4. PR NUMBER
N0001405C0384						P00002				07PR06497-02

	6. LINE OF ACCOUNTING													7.	NAVY INTERNAL USE ONLY REF DOC/ACRN

CLIN/SLIN	A.	B.	C.	D.	E.	F.	G.	H.	I.	J.	K.			AMOUNT (CRITICAL)
	ACRN	APPROPRIATION	SUBHEAD	OBJ	PARM	RFM	SA	AAA	IT	PAA	COST CODE
	(CRITICAL)	(CRITICAL)	(CRITICAL)	CLA				(CRITICAL)			PROJ		PDLI
											UNIT	MCC	& SUF

	AB	1761319	W3DK	255	RA	333	0	068342	2D	000000	09690	000	4KT0	$417,259.00	PR#07PR06497-02 FRC: 34KT

PAGE TOTAL														$417,259.00
GRAND TOTAL														$417,259.00

PREPARED/AUTORIZED BY:						COMPTROLLER APPROVAL:
						FOR FISCAL DATA AND SIGNATURE
						BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:						DATE:

ONR AWARD FORM (10/99) — version 1.1

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001405C0384				P00002	07PR06497 - 02

5.	6.	7.		8.		NAVY INTERNAL USE ONLY REF DOC/ACRN
CLIN/SLIN	ACRN	ACCOUNTING CITATION		AMOUNT
	(CRITICAL)			(CRITICAL)

			This page is intentionally blank

PAGE TOTAL				$.00
GRAND TOTAL				$.00

PREPARED/AUTHORIZED BY:				COMPTROLLER APPROVAL:
				FOR FISCAL DATA AND SIGNATURE
				BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:				DATE:

ONR AWARD FORM (10/99) — version 1.1

FINANCIAL ACCOUNTING DATA SHEET — NAVY

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)			3. MOD (CRITICAL)				4. PR NUMBER
N0001405C0384						P00002				07PR06497 - 03

	6. LINE OF ACCOUNTING													7.	NAVY INTERNAL USE ONLY REF DOC/ACRN

CLIN/SLIN	A.	B.	C.	D.	E.	F.	G.	H.	I.	J.	K.			AMOUNT (CRITICAL)
	ACRN	APPROPRIATION	SUBHEAD	OBJ	PARM	RFM	SA	AAA	IT	PAA	COST CODE
	(CRITICAL)	(CRITICAL)	(CRITICAL)	CLA				(CRITICAL)			PROJ		PDU
											UNIT	MCC	& SUF

	AB	1761319	W3DK	255	RA	333	0	068342	2D	000000	09690	000	4KT0	$361,335.00	PR#07PR06497-03 FRC : 34KT
	AC	1771319	W3DK	255	RA	333	0	068342	2D	000000	09690	000	4KT0	$542,901.00	PR#07PR06497-03 FRC : 34KT

PAGE TOTAL														$904,236.00
GRAND TOTAL														$904,236.00

PREPARED/AUTORIZED BY:						COMPTROLLER APPROVAL:
						FOR FISCAL DATA AND SIGNATURE
						BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:						DATE:

ONR AWARD FORM (10/99) — version 1.1

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001405C0384				P00002	07PR06497-03

5.	6.	7.		8.		NAVY INTERNAL USE ONLY REF DOC/ACRN
CLIN/SLIN	ACRN	ACCOUNTING CITATION		AMOUNT
	(CRITICAL)			(CRITICAL)

			This page is intentionally blank

PAGE TOTAL				$.00
GRAND TOTAL				$.00

PREPARED/AUTHORIZED BY:				COMPTROLLER APPROVAL:
				FOR FISCAL DATA AND SIGNATURE
				BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:				DATE:

ONR AWARD FORM (10/99) — version 1.1